AMENDED AND RESTATED STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN Effective as of January 1, 2014

-i- TABLE OF CONTENTS ARTICLE I Name, Purpose and Definitions .................................................................................. 1 1.1 Name and Effective Date. ................................................................................................ 1 1.2 Status of Plan ................................................................................................................... 1 1.3 Definitions........................................................................................................................ 1 ARTICLE II Participation And Vesting ......................................................................................... 3 2.1 Eligibility to Participate ................................................................................................... 3 2.2 Vesting Date..................................................................................................................... 3 2.3 Termination of Participation ............................................................................................ 3 ARTICLE III Awards and Distribution .......................................................................................... 3 3.1 Awards; Award Provisions .............................................................................................. 3 3.2 Accounts; Notional Tracking Options ............................................................................. 4 3.3 Form of Payment.............................................................................................................. 4 3.4 Timing of Payment .......................................................................................................... 4 3.5 Treatment of Awards following Separation of Service ................................................... 4 3.6 Forfeiture of Awards ........................................................................................................ 5 3.7 Special Rules .................................................................................................................... 5 3.8 Rehire ............................................................................................................................... 6 3.9 Certain Tax Matters. . ..................................................................................................... 6 3.10 Distribution of Taxable Amounts .................................................................................... 6 ARTICLE IV Administration of Plan ............................................................................................. 6 4.1 Plan Administrator ........................................................................................................... 6 4.2 Outside Services............................................................................................................... 7 4.3 Indemnification ................................................................................................................ 7 ARTICLE V Amendment, Modification and Termination............................................................. 7 5.1 Amendment; Termination ................................................................................................ 7 ARTICLE VI Miscellaneous Provisions ........................................................................................ 8 6.1 Source of Payments.......................................................................................................... 8 6.2 No Warranties; No Liability ............................................................................................ 8 6.3 Inalienability of Benefits.................................................................................................. 8 6.4 Reclassification of Employment Status ........................................................................... 8 6.5 Application of Local Law.. .............................................................................................. 8 6.6 Expenses. ......................................................................................................................... 9 6.7 No Right of Employment ................................................................................................. 9 6.8 Headings .......................................................................................................................... 9 6.9 Construction ..................................................................................................................... 9

Information Classification: Limited Access 1 ARTICLE I Name, Purpose and Definitions 1.1 Name and Effective Date. The Plan sets forth the terms of the Amended and Restated State Street Corporation Supplemental Cash Incentive Plan effective January 1, 2014. All benefits under the Plan shall be subject to the terms and conditions of this Plan document. 1.2 Status of Plan. The Plan has been established for the purpose of rewarding, retaining and motivating Participants for services and performance during the period from the date of grant of an Award to the date of vest of an Award. The Plan is intended to be a bonus plan which is not subject to ERISA. The provisions of the Plan are intended to comply with the requirements applicable to a “nonqualified deferred compensation plan” under Code section 409A and the regulations thereunder and shall be interpreted and administered consistent with that intent. 1.3 Definitions. When used herein, the following words shall have the meanings indicated below. (a) “Award” means that portion of the cash bonus awarded to an Eligible Employee under the Company’s Incentive Compensation Plan, or any other cash award to an Eligible Employee, that the Plan Administrator determines, in its discretion, is to be paid in accordance with the terms of this Plan. (b) “Award Agreement” means the document established pursuant to Section 3.1(b). (c) “Beneficiary” means the person or persons designated by the Participant in writing, subject to such rules as the Plan Administrator may prescribe, to receive benefits under the Plan in the event of the Participant’s death. In the absence of an effective designation at the time of the Participant’s death, the Participant’s Beneficiary shall be his or her surviving spouse or domestic partner as determined by the Plan Administrator in its discretion in accordance with its policies, or, if the Participant has no surviving spouse or domestic partner, then the Participant’s estate. (d) “Code” means the Internal Revenue Code of 1986, as amended, and its implementing regulations from time to time. (e) “Company” means State Street Corporation, its subsidiaries and affiliates as determined by the Plan Administrator in its sole discretion. (f) “Committee” means the Executive Compensation Committee of the Board of Directors of State Street Corporation. (g) “Disabled” means, for any Participant, that the Participant, as determined in the sole discretion of the Plan Administrator: is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

Information Classification: Limited Access -2- ActiveUS 111213666v.5 10759168_4.DOC is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 6 months under an accident and health plan covering employees of the Employer. (h) “EIP” means the 2006 Equity Incentive Plan, as may be amended and in effect from time to time, or successor equity incentive plan of the Company (i) “Eligible Employee” means any employee of an Employer. (j) “Employer” means any or all, as the context requires in order to refer to the employing entity of a Participant, of State Street Corporation and any other entity (or branch) that would be treated as a member of the same controlled group of corporations, or as trades or business under common control, with State Street Corporation, under Code sections 414(b) and (c). (k) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, and its implementing regulations from time to time. (l) “Incentive Compensation Plan” means the annual incentive compensation plan under which an Eligible Employee receives a cash award, currently either the Incentive Compensation Plan or the Senior Executive Annual Incentive Plan. (m) “Participant” means an Eligible Employee who has an unpaid Award under the Plan. (n) “Plan” means this Amended and Restated State Street Corporation Supplemental Cash Incentive Plan, as from time to time amended and in effect. (o) “Plan Administrator” means the Plan Administrator appointed pursuant to Section 4.1. (p) “Release of Claims” means contractual documentation releasing the Company and the Employer, to the maximum extent permitted by applicable law, from all contractual and statutory claims a Participant has, or may have, in connection with his or her employment, engagement or termination thereof. (q) “Retirement Eligible” means an Eligible Employee is age 55 or older and has completed five (5) or more years of service with the Company. For this purpose, years of service shall be determined using Company records in a consistent manner by the Plan Administrator in its sole discretion. (r) “Restrictive Covenant” means any confidentiality, non-solicitation, non- competition, non-disparagement, post-employment cooperation or notice provision that the Participant agrees to or has agreed to with the Employer, including but not limited to the restrictions contained in the Award Agreement, any employment agreement or offer letter, equity award agreement, change in control employment agreement or required as a condition to entitlement to payment under any executive supplemental retirement plan.

Information Classification: Limited Access 3 (s) “Separation from Service” means a separation from service, within the meaning of Treas. Regs. §1.409A-1(h), with all Employers that would be treated as a single employer with State Street Corporation under the first sentence of Treas. Regs. §1.409A-1(h)(3). (t) “Vest,” “vesting,” and terms of similar import refer to the Participant’s right to payment under an Award becoming non-forfeitable. (u) “Written” “in writing” and similar terms. To the extent permitted by the Plan Administrator, the terms “written,” “in writing,” and terms of similar import shall include communications by electronic media. ARTICLE II Participation And Vesting 2.1 Eligibility to Participate. An Eligible Employee shall become a Participant when issued an Award payable under the terms of this Plan. 2.2 Vesting Date. Each Award shall vest as specified in the Award Agreement or accompanying statement at the time of the issuance of the Award. 2.3 Termination of Participation. Participation in the Plan shall end when all Awards issued to a Participant are either distributed or forfeited consistent with the terms of this Plan. ARTICLE III Awards and Distribution 3.1 Awards; Award Provisions. (a) Awards shall be issued to Eligible Employees (other than executive officers of the Company) as determined by the Committee or the Plan Administrator in its sole discretion. Awards may be issued to Eligible Employees who are executive officers of the Company by the Committee in its sole discretion. (b) The Plan Administrator will determine the terms of all Awards, subject to the limitations set forth herein, including without limitation the time or times at which an Award will vest. Without limiting the foregoing, the Plan Administrator may at any time accelerate the vesting of an Award, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. The Plan Administrator will document each Award with a written agreement that may set forth specific terms applicable to the Award, including without limitation forfeiture conditions in addition to those specified in Section 3.6, performance criteria, notional tracking designations as described in Section 3.2 and such other provisions, as may determined by the Plan Administrator in its sole discretion.

Information Classification: Limited Access -4- ActiveUS 111213666v.5 10759168_4.DOC 3.2 Accounts; Notional Tracking Options. The Plan Administrator shall establish for each Participant a bookkeeping account together with such sub-accounts as the Plan Administrator may determine are needed or appropriate to reflect interest provided for in the Participant’s Award and/or adjustments for notional (hypothetical) investment experience as described in this Section 3.2. The Plan Administrator may in its discretion designate for purposes of the Plan one or more funds (each, a “tracking fund”) and may allocate the amount of each Award made under the Plan in whole or in part among such tracking funds. The Plan Administrator may also provide a Participant with the discretion to elect to allocate the amount of any Award made under the Plan in whole or in part among such tracking funds. In the absence of an affirmative allocation by a Participant, the Plan Administrator may designate a default tracking fund and allocate the amount of any Award made under the Plan in whole or in part to such tracking fund. Amounts allocated under the Plan to a tracking fund shall be treated as though notionally invested in that tracking fund. The Plan Administrator shall periodically adjust Participant accounts to reflect increases or decreases attributable to these notional investments. The Plan Administrator shall adjust accounts to reflect the notional reinvestment of an amount equivalent to any cash dividends or other cash distributions from a tracking fund. The Plan Administrator may at any time and from time to time eliminate or add tracking funds or substitute a new fund for an existing tracking fund, including with respect to balances already notionally invested under the Plan. The Plan Administrator may, but need not, direct the purchase of securities or other investments with characteristics similar to the tracking funds, but any such securities or other investments shall remain part of the Company’s general assets unless held in a trust described in Section 6.1 in a manner not inconsistent with the requirements of Section 409A(b) of the Code. By his or her acceptance of an Award under the Plan, a Participant agrees, on his or her behalf and on behalf of his or her Beneficiaries, that none of the Company, any Employer, the Committee, the Plan Administrator, or any of their delegates, agents or representatives, shall be liable for any losses or damages of any kind relating to the allocation of an Award to any tracking fund or funds under the Plan. 3.3 Form of Payment. All payments under this Plan will be made in cash out of the Company’s general corporate assets. 3.4 Timing of Payment. The amount of any payment due under an Award shall be determined on the vesting date of such payment and, subject to satisfaction of all conditions of this Plan and the Award Agreement, shall be made to the Participant as soon as administratively feasible following the vesting date, but in no event later than 30 days following the vesting date. 3.5 Treatment of Awards following Separation of Service. Following Separation from Service: (a) A Participant shall continue to vest in any outstanding Award, subject to Section 3.6, if such Participant:

Information Classification: Limited Access 5 is Retirement Eligible at the time of the Separation from Service; or is involuntarily terminated for reasons other than gross misconduct as determined by the Plan Administrator in its sole discretion and the Participant executes a Release of Claims in a form satisfactory to the Plan Administrator. (b) Upon the Participant’s death or becoming Disabled, the Participant shall vest in accordance with Section 3.7. (c) Except as provided otherwise in Section 3.7, vesting post-separation, where applicable, shall continue in accordance with the vesting schedule specified at the time of the issuance of the Award. 3.6 Forfeiture of Awards. A Participant shall forfeit all Awards and all amounts due under any Awards if: (a) He or she has a Separation from Service which meets the terms of Section 3.5 but fails to comply with any Restrictive Covenant without the prior written consent of the Plan Administrator; (b) He or she has a Separation from Service on a voluntary basis (other than for Good Reason on or prior to the first anniversary of a Change in Control, each as defined in the EIP) and is not Retirement Eligible; or (c) He or she has a Separation from Service by the Employer and such Separation from Service is classified as being for gross misconduct as determined by the Employer in its sole discretion (even if the Participant is Retirement Eligible at the time of such Separation from Service for gross misconduct). 3.7 Special Rules. (a) Payments on account of Disability. If the Participant is determined to be Disabled, the Award shall become vested in full and the balance of a Participant’s Award, if any, shall be distributed in a single lump sum cash payment to the Participant or the Participant’s Beneficiary or Beneficiaries as soon as practical following the date on which the Participant becomes Disabled but in no event later than 30 days following such date. (b) Payment upon death. Following a Participant’s death, the Award shall become vested in full and the balance of a Participant’s Award, if any, shall be distributed in a single lump sum cash payment to the Participant’s Beneficiary or Beneficiaries as soon as practical following the date of the Participant’s death but in no event later than 30 days following such date. (c) Payment upon a change in control of State Street Corporation. If, on or prior to the first anniversary of the consummation of the Change in Control (as defined in the EIP), the Participant’s employment with the Company is terminated for Good Reason (as defined in the EIP) by the Participant or is terminated without Cause (as defined in the EIP) by the Company, any Award awarded on or after February 20, 2014 shall become fully vested on the date of such termination and the balance of the Award, if any, shall be distributed in a single lump sum payment to the Participant as soon as practical following the date of such termination but in

Information Classification: Limited Access -6- ActiveUS 111213666v.5 10759168_4.DOC no event later than 30 days following such date. For purposes of this Section 3.7(c), termination of employment shall mean a “separation from service” as determined in accordance with Treasury Regulation Section 1.409A-1(h). 3.8 Rehire. No Award that was forfeited shall be reinstated in the event a Participant who has a Separation from Service is subsequently rehired. 3.9 Certain Tax Matters. All payments under the Plan shall be subject to reduction for applicable tax and other legally or contractually required withholdings. The distribution of any vested portion of an Award subject to Section 409A of the Code will not be accelerated or deferred unless specifically permitted or required under Section 409A of the Code. Solely to the extent that a distribution in connection with an Award subject to Section 409A of the Code would be paid pursuant to the terms of this Plan or any Award on account of the Participant’s “Separation from Service” as defined under Section 409A of the Code and the Participant is a “specified employee” as defined under Section 409A, any distribution that otherwise would be paid during the six-month period following such separation from service shall be delayed until the date that is six months and one day after such “Separation from Service.” Any remaining distributions that otherwise would be paid after such six-month period shall be paid at the time set forth in this Plan or any Award. It is intended that each installment of the payments provided under the Plan is a separate “payment” for purposes of Section 409A. In any event, State Street Corporation makes no representations or warranty and will have no liability to any Participant or any other person if any provisions of or payments under this Plan are determined to constitute deferred compensation subject to Section 409A but not to satisfy the conditions of that section. 3.10 Distribution of Taxable Amounts. Notwithstanding the foregoing, if any portion of a Participant’s Award is determined by the Plan Administrator to be includible, by reason of Section 409A of the Code, in a Participant’s or Beneficiary’s income, such portion shall be paid by the Employer (or by the Employers, on an allocated basis determined by the Plan Administrator) to such Participant or Beneficiary. ARTICLE IV Administration of Plan 4.1 Plan Administrator. Except with respect to any authority the Committee retains for itself to act as Plan Administrator with respect to some or all of the Participants and/or some or all of the provisions of the Plan and except as the Committee may otherwise determine, the Plan Administrator shall be either or both of (i) the Executive Vice President-Chief Human Resources and Citizenship Officer as from time to time in office, and his or her delegates, and (ii) the Senior Vice President-Head of Global Total Rewards. The Plan Administrator shall have complete discretionary authority to interpret the Plan and to decide all matters under the Plan, including decisions regarding any claim for benefits

Information Classification: Limited Access 7 under the Plan. Such interpretation and decision shall be final, conclusive and binding on all Participants and any person claiming under or through any Participant, in the absence of clear and convincing evidence that the Plan Administrator acted arbitrarily and capriciously. However, no individual acting, directly or by delegation, as the Plan Administrator may determine his or her own rights or entitlements under the Plan. The Plan Administrator shall establish such rules and procedures, maintain such records and prepare such reports as it considers necessary or appropriate to carry out the purposes of the Plan. The Plan Administrator may delegate to such employees or other persons as it determines such of its duties or responsibilities as it deems appropriate. 4.2 Outside Services. The Plan Administrator may engage counsel and such clerical, financial, investment, accounting, and other specialized services as the Plan Administrator may deem necessary or appropriate in the administration of the Plan. The Plan Administrator shall be entitled to rely upon any opinions, reports, or other advice furnished by counsel or other specialists engaged for that purpose and, in so relying, shall be fully protected in any action, determination, or omission made in good faith. 4.3 Indemnification. To the extent permitted by law and not prohibited by its charter and by- laws, State Street Corporation will indemnify and hold harmless every person serving (directly or by delegation) as Plan Administrator and the estate of such an individual if he or she is deceased from and against all claims, loss, damages, liability and reasonable costs and expenses incurred in carrying out his or her responsibilities as Plan Administrator, unless due to the gross negligence, bad faith or willful misconduct of such individual; provided, that counsel fees and amounts paid in settlement must be approved by State Street Corporation; and further provided, that this Section 4.3 will not apply to any claims, loss, damages, liability or costs and expenses which are covered by a liability insurance policy maintained by State Street Corporation or by the individual. The provisions of the preceding sentence shall not apply to any corporate trustee, insurance company, investment manager or outside service provider (or to any employee of any of the foregoing) unless the Company otherwise specifies in writing. ARTICLE V Amendment, Modification and Termination 5.1 Amendment; Termination. By action of the Committee or its delegate, the Company reserves the absolute right at any time and from time to time to amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, and may at any time terminate the Plan; provided that any distributions upon a termination and liquidation of the Plan shall be done in accordance with the requirements of Treas. Regs. § 1.409A-3(j)(4)(ix); provided, further, that except as otherwise expressly provided in the Plan, the Committee may not, without the Participant’s consent, alter the terms of an outstanding Award so as to affect materially and adversely the Participant’s rights under the Award, unless the Committee expressly reserved the right to do so at the time of the Award. In addition, subject to the other provisions of this Section 5.1, the Plan Administrator shall have the authority at any time and from time to time to make amendments to the Plan or outstanding Awards (in general or with respect to one or more

Information Classification: Limited Access -8- ActiveUS 111213666v.5 10759168_4.DOC individual Participants or Beneficiaries) that do not materially increase the financial obligations of the Company. ARTICLE VI Miscellaneous Provisions 6.1 Source of Payments. All payments hereunder to Participants and their Beneficiaries shall be paid from the general assets of the Company, including for this purpose, if the Company in its sole discretion so determines, assets of one or more trusts established to assist in the payment of benefits hereunder. Any trust established pursuant to the preceding sentence shall provide that trust assets remain subject to the Company’s general creditors in the event of insolvency or bankruptcy and shall otherwise contain such terms as are necessary to ensure that they do not constitute a “funding” of the Plan for purposes of the Code. 6.2 No Warranties; No Liability. Neither the Plan Administrator nor any Employer warrants or represents in any way that the value of a Participant’s Award will increase or not decrease. No individual acting as a director, officer, employee or agent of the Company will be liable to a Participant, Beneficiary or any other person for any action, including any Award forfeiture or discretionary action taken pursuant to this Plan, an Award Agreement or any related implementing policy or procedure of the Company. 6.3 Inalienability of Benefits. Except as required by law, no benefit under, or interest in, the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge, and any attempt to do so shall be void. 6.4 Reclassification of Employment Status. Notwithstanding anything herein to the contrary, an individual who is not characterized or treated as a common law employee by an Employer shall not be eligible to participate in the Plan notwithstanding any determination of employee status by the Internal Revenue Service, a court of competent jurisdiction or otherwise. 6.5 Application of Local Law. Participation in the Plan and the issuance and payment of any Award under the Plan shall be subject to any special terms and conditions for the Participant’s country of residence (and country of employment, if different), as may be set forth in an addendum to an Award Agreement or otherwise in writing. The Plan Administrator reserves the right to impose other requirements on participation in the Plan, to the extent the Plan Administrator, in its sole discretion, determines that such other requirements are necessary or advisable in order to comply with local law. To the extent a court or tribunal of competent jurisdiction determines that any provision of the Plan is invalid or unenforceable, in whole or in part, the Plan Administrator, in its sole discretion, shall have the power and authority to revise or strike such provision to the extent necessary to make it and the other provisions of the Plan valid and enforceable to the full extent permitted under local law. In the case of a Participant who is a local

Information Classification: Limited Access 9 national of and employed in a country that is a member of the European Union, the grant of the Award and the terms and conditions governing the Award are intended to comply with the age discrimination provisions of the EU Equal Treatment Framework Directive, as implemented into local law (the “Age Discrimination Rules”). To the extent a court or tribunal of competent jurisdiction determines that any provision of the Award is invalid or unenforceable, in whole or in part, under the Age Discrimination Rules, the Company, in its sole discretion, shall have the power and authority to revise or strike such provision to the minimum extent necessary to make the provision and the Award valid and enforceable to the full extent permitted under local law. 6.6 Expenses. The Employer shall pay all costs and expenses incurred in operating and administering the Plan. 6.7 No Right of Employment. Nothing contained herein, or any action taken under the provisions hereof, shall be construed as giving any Participant the right to be retained in the employ of an Employer. 6.8 Headings. The headings of the sections in the Plan are placed herein for convenience of reference, and, in the case of any conflict, the text of the Plan, rather than such heading, shall control. 6.9 Construction. The Plan shall be construed, regulated, and administered in accordance with the laws of the Commonwealth of Massachusetts and applicable federal laws. IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer on the 20th day of February, 2014. STATE STREET CORPORATION By:_/s/ Alison Quirk___________ Executive Vice President – Chief Human Resources and Citizenship Officer

Information Classification: Limited Access FIRST AMENDMENT TO THE STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN (Effective January 1, 2014) Pursuant to Section 5.1 of the State Street Corporation Supplemental Cash Incentive Plan (the “Plan”), State Street Corporation, acting through the undersigned, its authorized delegate, hereby amends the Plan as follows, effective January 1, 2018: Subparagraph (r) “Restrictive Covenant” of Section 1.3 Definitions is replaced in its entirety with the following: “Restrictive Covenant” means any confidentiality, assignment and disclosure, non- solicitation, non-competition, non-disparagement, post-employment cooperation or notice provision that the Participant agrees to or has agreed to with the Employer, including but not limited to the restrictions contained in the Award Agreement, any employment agreement or offer letter, equity award agreement, change in control employment agreement or required as a condition to entitlement to payment under any executive supplemental retirement plan. Section 6.3 of the Plan, Inalienability of Benefits, is replaced in its entirety with the following: “Transferability of Awards. No benefit under, or interest in, the Plan shall be sold, assigned, transferred, pledged or otherwise encumbered by a Participant, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a court issued domestic relations order; provided, however, that, except with respect to a benefit or interest subject to Section 409A, the Committee may permit or provide in an Award for the gratuitous transfer of the Award by the Participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the Participant and/or an immediate family member thereof; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees. For the avoidance of doubt, nothing contained in this Section 6.3 shall be deemed to restrict a transfer to the Company.” IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized officer this ___ day of _______________, 2018. STATE STREET CORPORATION By: _________________________________ Title: ________________________________

Information Classification: Company Internal STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN ____ Deferred Value Award Agreement Subject to your acceptance of the terms set forth in this agreement (“Agreement”), your Employer has awarded you, under the State Street Corporation Supplemental Cash Plan (“Plan”), and pursuant to this Agreement and the terms set forth herein, a contingent right to receive cash payments (“Award”) as set forth in the statement pertaining to this Award (“Statement”) on the website (“Website”) maintained by Fidelity or another party designated by the Company (“Award Administrator”). The Plan has been established for the purpose of rewarding, retaining and motivating employees for services and performance during the period from the grant of the Award to the date of the vesting of the Award. In addition to this Award, you may have received a cash bonus under State Street Corporation’s (“Company”) annual incentive plan applicable to you for the ____ performance year that was paid or is payable in immediate cash in the first quarter of ____ (“Immediate Cash Payment”). As set forth below, certain terms and conditions of this Agreement apply to both this Award and your Immediate Cash Payment, if any. The terms of your Award are as follows: 1. Grant of Award. To be entitled to any payment under this Award, you must accept your Award and in so doing agree to comply with the terms and conditions of this Agreement and the applicable provisions of the Countries Addendum outlined in Appendix A (which is incorporated into, and forms a material and integral part of, this Agreement). Failure to accept this Award within thirty (30) days following the posting of this Agreement on the Website will result in forfeiture of this Award. Copies of the Plan are located on the Website for your reference. Your acceptance of this Award constitutes your acknowledgement that you have read and understood this Agreement, the Plan, and any associated materials. The provisions of the Plan are incorporated herein by reference, and all terms used herein shall have the meaning given to them in the Plan, except as otherwise expressly provided herein. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control. As used herein, “State Street” means State Street Corporation and each Subsidiary. “Subsidiary” means State Street Corporation’s consolidated subsidiaries. By accepting this Award, you acknowledge and agree that the Award has been granted by the Company, and that any claim you may undertake to raise in the future with respect to this Award may only be raised against the Company in a court of competent jurisdiction in the Commonwealth of Massachusetts, regardless of whether you are or were employed by the Company or a Subsidiary. This Award and Immediate Cash Payment are subject to any forfeiture, compensation recovery or similar requirements set forth in this Agreement, as well as any other forfeiture, compensation recovery or similar requirements under applicable law and related implementing regulations and guidance, and to other forfeiture, compensation recovery or similar requirements under plans, policies and practices of the Company or its relevant Subsidiaries in effect from time to time, including those set forth in your offer letter. In the event pursuant to this Agreement or pursuant to any applicable law or related implementing

Information Classification: Company Internal regulations or guidance, or pursuant to any Company or its relevant Subsidiaries plan, policies or practices, the Committee or State Street is required or permitted to reduce or cancel any amount remaining to be paid, or to recover any amount previously paid, with respect to this Award or the Immediate Cash Payment, or to otherwise impose or apply restrictions on this Award, it shall, in its sole discretion, be authorized to do so. By accepting this Award, you consent to making payment to your Employer in the event of a compensation recovery determination by the Committee or State Street. 2. General Circumstances of Forfeiture. Any amount remaining to be paid in respect of this Award will be forfeited, if: a. You fail to comply with the non-competition provisions set forth in this Agreement or any other Restrictive Covenant you agree to or have agreed to with the Company or a Subsidiary; b. You terminate employment with the Company and its Subsidiaries on a voluntary basis and are not [Retirement Eligible or] Disabled [(for avoidance of doubt, the Plan’s “Retirement Eligible” exception to forfeiture upon termination of employment does not apply to this Award)]; or c. Your employment with the Company and its Subsidiaries is terminated for gross misconduct as determined by the Company or the relevant Subsidiary, in its sole discretion, or the Company or the relevant Subsidiary, in its sole discretion, determines that circumstances prior to the date on which you ceased to be employed by with the Company and its subsidiaries for any reason constituted grounds for termination for gross misconduct. d. This Section 2 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 3. Material Risk Taker Malus-Based Forfeiture. In the event you hold a title of Senior Vice President or higher during the calendar year in which this Award is made, or you hold the status of “material risk taker” at the time this Award is made based upon a prior notification to you by the Company or any Subsidiary, you acknowledge and agree that this Award is subject to the provisions of this Section 3. In respect of any amount remaining to be paid in respect of this Award may, in the sole discretion of the Committee, be reduced or cancelled, in the event that it is determined by the Committee, in its sole discretion, that your actions, whether discovered during or after your employment with the Employer, exposed The Business to any inappropriate risk or risks (including where you failed to timely identify, analyze, assess or raise concerns about such risk or risks, including in a supervisory capacity, where it was reasonable to expect you to do so), and such exposure has resulted or could reasonably be expected to result in a material loss or losses that are or would be substantial in relation to the revenues, capital and overall risk tolerance of The Business. “The Business” shall mean State Street, or, to the extent you devote substantially all of your business time to a particular business unit (e.g., Global Services Americas, Global Services International, State Street Global Exchange or State

Information Classification: Company Internal Street Sector Solutions) or business division (e.g., Alternative Investment Solutions, Securities Lending, etc.), “Business” shall refer to such business unit or business line. This provision applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 4. Identified Staff Malus-Based Forfeiture and Clawback. a. In the event the Company or any Subsidiary notifies you at any time before or after this Award is made that you have been designated Identified Staff for purposes of the PRA Remuneration Code, you acknowledge and agree that both this Award and the Immediate Cash Payment are subject to the provisions of this Section 4 for a period of seven (7) years from the date this Award is granted. The seven (7)-year period may be extended to ten (10) years in certain circumstances where (i) the Company has commenced an investigation into facts or events which it considers could potentially lead to the application of a clawback under this Section 4 were it not for the expiration of the seven (7)-year period; or (ii) the Company has been notified by a regulatory authority that an investigation has commenced into facts or events which the Company considers could potentially lead to the application of clawback by the Company under this Section 4 were it not for the expiration of the seven (7)-year period. b. If the Company determines that a PRA Forfeiture Event has occurred it may elect to reduce or cancel all or part of any amount remaining to be paid in respect of this Award (“PRA Malus-Based Forfeiture”). c. If the Company determines that a PRA Clawback Event has occurred it may require the repayment by you (or otherwise seek to recover from you) of all or part of the cash delivered to you in respect of this Award or the Immediate Cash Payment (“PRA Clawback”). d. The Company may produce guidelines from time to time in respect of its operation of the provisions of this Section 4. The Company intends to apply such guidelines in deciding whether and when to effect any reduction, cancellation or recovery of compensation but, in the event of any inconsistency between the provisions of this Section 4 and any such guidelines, this Section 4 shall prevail. Such guidelines do not form part of any employee’s contract of employment, and the Company may amend such guidelines and their application at any time. e. By accepting this Award on the Website, you expressly and explicitly: i. consent to making the required payment to the Company (or to your Employer on behalf of the Company) in the event of a PRA Clawback and ii. authorize the Company to issue related instructions, on your behalf, to the Award Administrator and any brokerage firm and/or third party administrator engaged by the Company to administer the Award to re-convey, transfer or otherwise return to the Company any amount paid under the Award.

Information Classification: Company Internal f. For the purposes of this Section 4: i. A “PRA Forfeiture Event” means a determination by the Company, in its sole discretion, that (A) there is reasonable evidence of employee misbehavior or material error; or (B) the Company, one of its Subsidiaries or a relevant business unit has suffered a material downturn in its financial performance; or (C) the Company, one of its Subsidiaries or a relevant business unit has suffered a material failure of risk management; ii. A “PRA Clawback Event” means a determination by the Company, in its sole discretion, that either (A) there is reasonable evidence of employee misbehavior or material error or (B) the Company, one of its Subsidiaries or a relevant business unit has suffered a material failure of risk management. g. This Section 4 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 5. Management Committee/Executive Vice President Forfeiture and Clawback. a. If, at the time the Award is made, you are a member of the State Street Corporation Management Committee or any successor committee or body (“Management Committee” or “MC”) or hold the title Executive Vice President (“EVP”), any amount remaining to be paid in respect of this Award may, in the sole discretion of the Committee, be reduced or cancelled, in whole or in part, in the event that it is determined by the Committee, in its sole discretion, that: i. you engaged in fraud, gross negligence or any misconduct, including in a supervisory capacity, that was materially detrimental to the interests or business reputation of State Street or any of its businesses; or ii. you engaged in conduct that constituted a violation of State Street policies and procedures or State Street Standard of Conduct in a manner which either caused or could have caused reputational harm that is material to State Street or placed or could have placed State Street at material legal or financial risk; or iii. as a result of a material financial restatement by State Street contained in a filing with the U.S. Securities and Exchange Commission (“SEC”), or miscalculation or inaccuracy in the determination of performance metrics, financial results or other criteria used in determining the amount of this Award, you would have received a smaller or no Award hereunder. b. If, at the time the Award is made, you are a member of the Management Committee or hold the title EVP, this Award and the Immediate Cash Payment also are subject to compensation recovery as provided herein. Upon the

Information Classification: Company Internal occurrence of an MC/EVP Clawback Event within three (3) years (within one (1) year for an EVP) after the date of grant of this Award, the Committee may, in its sole discretion, determine to recover the MC/EVP Clawback Amount, in whole or in part. Following such a determination, you agree to immediately repay such compensation in cash no later than sixty (60) days following such determination. To the extent not prohibited by applicable law and subject to compliance with Section 409A of the Code, if you fail to comply with any requirement to repay compensation under this Section 5, the Committee may determine, in its sole discretion, in addition to any other remedies available to the Company, that you will satisfy your repayment obligation through an offset to any future payments owed by the Company or any of its Subsidiaries to you. c. For purposes of this Section 5: i. “MC/EVP Clawback Event” means a determination by the Committee, in its sole discretion, (A) with respect to any event or series of related events that you engaged in fraud or willful misconduct, including in a supervisory capacity, that resulted in financial or reputational harm that is material to State Street and resulted in the termination of your employment by the Company and its Subsidiaries (or, following a cessation of your employment for any other reason, such circumstances constituting grounds for termination are determined appliacable) or (B) a material financial restatement or miscalculation or inaccuracy in financial results, performance metrics, or other criteria used in determining this Award by State Street occurred. For the avoidance of doubt and as applicable, an MC/EVP Clawback Event includes any determination by the Committee that is based on circumstances prior to the date on which you cease to be employed by the Company and its Subsidiaries for any reason, even if the determination by the Committee occurs after such cessation of employment. ii. “MC/EVP Clawback Amount” means (A) with respect to an MC/EVP Clawback Event described in Section 5(c)(i)(A), the amount of the Immediate Cash Payment plus the amount of the cash payments, if any, that were delivered to you under this Award by the Company during the period of three (3) years (one (1) year for an EVP) immediately prior to such MC/EVP Clawback Event or (B) with respect to an MC/EVP Clawback Event described in Section 5(c)(i)(B), the amount of the Immediate Cash Payment plus the amount of the cash payments, if any, that were delivered to you under this Award by the Company (x) during the period of three (3) years (one (1) year for an EVP) immediately prior to an associated date designated by the Committee and (y) that represents an amount that, in the sole discretion of the Committee, exceeds the amount you would have been awarded as the Immediate Cash Payment and under this Award had the financial statements or other applicable records of State Street been accurate (reduced, in the case of both of the immediately preceding clauses (A) and (B), taking into account any portion of the Immediate Cash Payment and this Award that was previously recovered by the Company under this Section 5(b) to avoid a greater than 100% recovery).

Information Classification: Company Internal d. In connection with any MC/EVP Clawback Event, you hereby expressly and explicitly authorize the Company to issue instructions, on your behalf, to the Award Administrator and any brokerage firm and/or third party administrator engaged by the Company to administer the Award, to re-convey, transfer or otherwise return such Award proceeds and/or other amounts to the Company. e. This Section 5 applies in addition to, and not to the exclusion of, any other holding, forfeiture and/or clawback provisions contained in this Agreement. 6. Payment and Tax Withholding. Payment will be made as soon as feasible on or after the vesting date, and in any event within thirty (30) days following the vesting date. Federal, state and local taxes will be withheld as required by law and the net remaining value will be delivered as USD cash into the default cash fund in your individual Award Administrator account. The default cash fund in your individual Award Administrator account pays interest at prevailing rates and can be sold at any time. 7. Employee Rights. Nothing in this Award shall be construed to guarantee you any right of employment with the Company, your Employer or any Subsidiary or to limit the discretion of any of them to terminate your employment at any time, with or without cause to the maximum extent permitted under local law. In consideration of the grant of the Award, you acknowledge and agree that you will have no entitlement to compensation or damages in consequence of the termination of your employment (for any reason whatsoever and whether or not in breach of contract or local labor laws), insofar as such entitlement arises or may arise from your ceasing to have rights under or to be entitled to the Award as a result of such termination, or from the loss or diminution in value of the Award. By accepting this Award, you shall be deemed irrevocably to have waived any such claim or entitlement against the Company, your Employer and all Subsidiaries that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting this Agreement, you shall be deemed irrevocably to have waived your entitlement to pursue such claim. In the event your employment ends and you are subsequently rehired by the Company or any Subsidiary, no Award previously forfeited or recovered will be reinstated. 8. Non-Transferability, Etc. This Award shall not be transferable other than (1) by will or the laws of descent and distribution or (2) pursuant to the terms of a court-approved domestic relations order, official marital settlement agreement or other divorce or settlement instrument satisfactory to State Street, in its sole discretion. In the case of transfer pursuant to (2) above, this Award shall remain subject to all the terms and conditions contained in the Plan and this Agreement, including vesting, forfeiture and clawback terms and conditions. Any attempt by you (or in the case of your death, by your Designated Beneficiary) to assign or transfer this Award, either voluntarily or involuntarily, contrary to the provisions hereof, shall be null, void and without effect and shall render this Award itself null and void.

Information Classification: Company Internal 9. Compliance with Section 409A of the Code. a. The provisions of this Award are intended to be exempt from, or compliant with, Section 409A of the Code, and shall be construed and interpreted consistently therewith. Notwithstanding the foregoing, neither the Company nor any Subsidiary shall have any liability to you or to any other person if this Award is not so exempt or compliant. b. If and to the extent i. any portion of any payment, compensation or other benefit provided to you pursuant to the Plan in connection with your employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, and ii. you are a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company in accordance with its procedures, by which determinations you (through accepting this Award) agree that you are bound, such portion of the payment, compensation or other benefit shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to you during the period between the date of separation from service and the New Payment Date shall be paid to you in a lump sum on such New Payment Date, and any remaining payments will be paid on their original deferral schedule. 10. Miscellaneous. a. Awards Discretionary. By accepting this Award, you acknowledge and agree that the Plan is discretionary in nature and limited in duration, and may be amended, cancelled, or terminated by the Company, in its sole discretion, at any time. The grant of this Award is a one-time benefit and does not create any contractual or other right to receive an award, compensation or benefits in lieu of an award in the future. Future awards, if any, will be at the sole discretion of the Company, including, but not limited to, the form and timing of an award, the amount of cash subject to an award, and forfeiture, clawback and vesting provisions. b. Company and Committee Discretion. Sections 2 through 5 of this Agreement are intended to comply with and meet the requirements of applicable law and related implementing regulations regarding incentive compensation and will be interpreted and administered accordingly as well as in accordance with any implementing policies and practices of the Company or its relevant Subsidiaries in effect from time to time. In making determinations under such Sections, the Company, the relevant Subsidiary or the Committee, as applicable, may take into account, in its sole discretion, all factors that it deems appropriate or relevant. Furthermore, the Company, the relevant Subsidiary or the Committee may, as

Information Classification: Company Internal applicable, take any and all actions it deems necessary or appropriate in its sole discretion, as permitted by applicable law, to implement the intent of Sections 2 through 5, including suspension of vesting and payment pending an investigation or the determination by the Company, the relevant Subsidiary or the Committee, as applicable. Each such Section is without prejudice to the provisions of the other Sections, and the Company, the relevant Subsidiary or the Committee, as applicable, may elect or be required to apply any or all of the provisions of Sections 2 through 5 to this Award and, where applicable, to the Immediate Cash Payment. Sections 2 through 5 of this Agreement shall cease to apply upon your death at any time provided, however, if a PRA Clawback Event or an MC/EVP Clawback Event has occurred pursuant to Section 4 or 5, respectively, prior to your death, any amount that the Committee has made a determination to recover under either such Section shall continue to be payable to the Company. c. Voluntary Participation. Your participation in the Plan is voluntary. The value of this Award is an extraordinary item of compensation, is outside the scope of your employment contract, if any, and is not part of your normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments. d. Electronic Delivery. The Company or any of its Subsidiaries may, in its sole discretion, decide to deliver any documents related to the Award by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system, including the Website, established and maintained by the Company, any of its Subsidiaries, the Award Administrator or another party designated by the Company. e. Electronic Acceptance. By accepting this Award electronically, i. you acknowledge and agree that you are bound by the terms of this Agreement and the Plan and that you and this Award are subject to all of the rights, power and discretion of the Company, its Subsidiaries and the Committee set forth in this Agreement and the Plan; and ii. this Award is deemed accepted by the Company and the Company shall be deemed to be bound by the terms of this Agreement. f. Language. You acknowledge and agree that it is your express intent that this Agreement, the Plan and all other documents, notices and legal proceedings entered into, given or instituted pursuant to this Award, be drawn up in English. If you have received this Agreement, the Plan or any other documents related to this Award translated into a language other than English, and if the meaning of the translated version is different than the English version, the English version will prevail to the extent permitted under local law. France: Une version française de cet Accord peut être consultée sur l’intranet. Poland: Kopię tej Umowy w języku polskim może Pan/Pani otrzymać wchodząc na Stronę.

Information Classification: Company Internal g. Additional Requirements. The Company reserves the right to impose other requirements on this Award, and your participation in the Plan, to the extent the Company determines, in its sole discretion, that such other requirements are necessary or advisable in order to comply with local laws, rules and regulations, or to facilitate the operation and administration of this Award and the Plan. Such requirements may include (but are not limited to) requiring you to sign any agreements or undertakings that may be necessary to accomplish the foregoing. h. Public Offering. The grant of this Award is not intended to be a public offering of securities in your country of residence (and country of employment, if different). The Company has not submitted any registration statement, prospectus or other filings with the local securities authorities (unless otherwise required under local law), and the grant of this Award is not subject to the supervision of the local securities authorities. i. Limitation of Liability. No individual acting as a director, officer, employee or agent of the Company or any of its Subsidiaries will be liable to you or any other person for any action, including any Award forfeiture, Award recovery or other discretionary action taken pursuant to this Agreement or any related implementing policy or procedure of the Company. j. Exchange Rates. Neither the Company, your Employer or any Subsidiary shall be liable for any foreign exchange rate fluctuation, where applicable, between your local currency and the United States dollar that may affect the value of an Award or of any amounts due to you under this Agreement. k. Notional Investments. 100% of the Award will be allocated to and will be treated as though notionally invested in the State Street Institutional U.S. Government Money Market Fund. The earnings credited will vary based on the actual performance of the money market; however, there is no ownership interest in the Money Market Fund or any other actual investment. Earnings, if any, will generally result in the credit of additional notional units as the Money Market Fund is managed to a $1.00 USD unit share price. Past performance is no guarantee of future performance and the fund unit value can decline below $1.00 USD. The administration of earnings shall be subject to procedures approved by the Plan Administrator. The Plan Administer may at any time substitute a new fund or other notional tracking option for the Money Market Fund, including with respect to balances already notionally invested under the Plan. You acknowledge and agree, on your behalf and on behalf of your Beneficiaries, that none of the Company or its agents or representatives shall be liable for any losses or damages of any kind, including notional investment losses, relating to the allocation of the Award to the Money Market Fund or any other notional investment under the Plan. l. Applicable Law. This Agreement shall be subject to and governed by the laws of the Commonwealth of Massachusetts, United States of America without regard to that Commonwealth’s conflicts of law principles.

Information Classification: Company Internal 11. Application of Local Law and Countries Addendum. a. Notwithstanding Section 10(l), this Award shall be subject to all applicable laws, rules and regulations of your country of residence (and country of employment, if different) and any special terms and conditions for your country of residence (and country of employment, if different), including as set forth in the addendum that immediately follows this Agreement (“Countries Addendum”), but limited to the extent required by local law. The Company reserves the right, in its sole discretion, to add to or amend the terms and conditions set out in the Countries Addendum as necessary or advisable in order to comply with applicable laws, rules and regulations or to facilitate the operation and administration of this Award and the Plan, including (but not limited to) circumstances where you transfer residence and/or employment to another country. b. As a condition to this Award, you agree to repatriate all payments attributable to the Award in accordance with local foreign exchange rules and regulations in your country of residence (and country of employment, if different). In addition, you also agree to take any and all actions, and consent to any and all actions taken by the Company and its Subsidiaries, as may be required to allow the Company and its Subsidiaries to comply with local laws, rules and regulations in your country of residence (and country of employment, if different). Finally, you agree to take any and all actions as may be required to comply with your personal legal, tax and other obligations under local laws, rules and regulations in your country of residence (and country of employment, if different). 12. Consent to Collection, Processing and Transfer of Personal Data. a. Pursuant to applicable personal data protection laws, the Company and your Employer hereby notify you of the following in relation to your personal data and the collection, use, processing and transfer of such data in relation to the grant of this Award and your participation in the Plan. The collection, use, processing and transfer of your personal data is necessary for the Company’s administration of the Plan and your participation in the Plan, and your denial and/or objection to the collection, use, processing and transfer of personal data may affect your participation in the Plan. As such, you voluntarily acknowledge and consent (where required under applicable law) to the collection, use, processing and transfer of personal data as described in this Section 12. b. The Company and your Employer hold certain personal information about you, including your name, home address and telephone number, date of birth, social security number or other employee identification number, email address, salary, nationality, job title and details of all Awards under the Plan or any other entitlement to incentive compensation under another plan of the Company, including shares of common stock, awarded, canceled, purchased, vested, unvested or outstanding in your favor, for the purpose of managing and

Information Classification: Company Internal administering the Plan (“Data”). The Data may be provided by you or collected, where lawful, from third parties, and the Company will process the Data for the exclusive purpose of implementing, administering and managing your participation in the Plan. The Data processing will take place through electronic and non-electronic means according to logics and procedures strictly correlated to the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations in your country of residence (and country of employment, if different). Data processing operations will be performed minimizing the use of personal and identification data when such operations are unnecessary for the processing purposes sought. Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the Plan and for your participation in the Plan. c. The Company and your Employer will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of your participation in the Plan, and the Company and your Employer may each further transfer Data to any third parties assisting the Company in the implementation, administration and management of the Plan. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. You hereby authorize (where required under applicable law) them to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan. d. Upon request of the Company or your Employer, you agree to provide an executed data privacy consent form to the Company and/or the Employer (or any other agreements or consents that may be required by the Company and/or the Employer) that the Company and/or the Employer may deem necessary to obtain from you for the purpose of administering your participation in the Plan in compliance with the data privacy laws in your country of employment (and country of residence, if different), either now or in the future. You understand and agree that you will not be able to participate in the Plan if you fail to provide any such consent or agreement requested by the Company and/or the Employer. e. You may, at any time, exercise your rights provided under applicable personal data protection laws, which may include the right to i. obtain confirmation as to the existence of the Data, ii. verify the content, origin and accuracy of the Data, iii. request the integration, update, amendment, deletion, or blockage (for breach of applicable laws) of the Data, and oppose, for legal reasons, the collection, processing or transfer of the Data which is not necessary or required for the implementation, administration and/or operation of the Plan and your participation in the Plan. You may seek to exercise these rights by contacting your local Human Resources Department.

Information Classification: Company Internal ********************************** COUNTRIES ADDENDUM TO ____ DEFERRED VALUE AWARD AGREEMENT STATE STREET CORPORATION SUPPLEMENTAL CASH INCENTIVE PLAN A. United States B. Australia C. Canada D. France E. Hong Kong F. Ireland G. Luxembourg H. Netherlands I. South Korea J. United Kingdom A. UNITED STATES ______________________________________________________________________ In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including the time you separate from service with the Company and its Subsidiaries. Failure to comply with the terms and conditions of this Countries Addendum A may result in the sole determination of the Company in the forfeiture of any or all of the amounts remaining to be paid under this Award. In addition, your eligibility to participate in the Plan in the future, including any potential future grants of awards under the Plan (or any successor incentive plan of the Company), is subject to and conditioned on your compliance with the terms and conditions of this Countries Addendum A. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided herein. 1. Confidentiality. (a) You acknowledge that you have access to Confidential Information which is not generally known or made available to the general public and that such Confidential Information is the property of the Company, its Subsidiaries or its or their licensors, suppliers or customers. Subject to Paragraph 16, below, you agree specifically as follows, in each case whether during your Employment or following the termination thereof: (i) You will always preserve as confidential all Confidential Information, and will never use it for your own benefit or for the benefit of others; this includes that you will not use the knowledge of activities or positions in clients’ securities portfolio accounts or cash accounts for your own personal gain or for the gain of others.

Information Classification: Company Internal (ii) You will not disclose, divulge, or communicate Confidential Information to any unauthorized person, business or corporation during or after the termination of your Employment with the Company and its Subsidiaries. You will use your best efforts and exercise due diligence to protect, to not disclose and to keep as confidential all Confidential Information. (iii) You will not initiate or facilitate any unauthorized attempts to intercept data in transmission or attempt entry into data systems or files. You will not intentionally affect the integrity of any data or systems of the Company or any of its Subsidiaries through the introduction of unauthorized code or data, or through unauthorized deletion or addition. You will abide by all applicable Corporate Information Security procedures. (iv) Upon the earlier of request or termination of Employment, you agree to return to the Company or the relevant Subsidiaries, or if so directed by the Company or the relevant Subsidiaries, destroy any and all copies of materials in your possession containing Confidential Information. (b) The terms of this Countries Addendum A do not apply to any information which is previously known to you without an obligation of confidence or without breach of this Countries Addendum A, is publicly disclosed (other than by a violation by you of the terms of this Countries Addendum A) either prior to or subsequent to your receipt of such information, or is rightfully received by you from a third party without obligation of confidence and other than in relation to your Employment with the Company or any of its Subsidiaries. State Street recognizes that certain disclosures of confidential information to appropriate government authorities or other designated persons are protected by “whistleblower” and other laws. Nothing in this Countries Addendum A is intended to or should be understood or construed to prohibit or otherwise discourage such disclosures. State Street will not tolerate any discipline or other retaliation against employees who properly make such legally-protected disclosures. 2. Assignment and Disclosure. (a) You acknowledge that, by reason of being employed by your Employer, to the extent permitted by law, all works, deliverables, products, methodologies and other work product conceived, created and/or reduced to practice by you, individually or jointly with others, during the period of your Employment by your Employer and relating to the Company or any of its Subsidiaries or demonstrably anticipated business, products, activities, research or development of the Company or any of its Subsidiaries or resulting from any work performed by you for the Company or any of its Subsidiaries, including, without limitation, any track record with which you may be associated as an investment manager or fund manager (collectively, “Work Product”), that consists of copyrightable subject matter is "work made for hire" as defined in the Copyright Act of 1976 (17 U.S.C. § 101), and such copyrights are therefore owned, upon creation, exclusively by State Street. To the extent the foregoing does not apply and to the extent permitted by law, you hereby assign and agree to assign, for no additional consideration, all of your rights, title and interest in any Work Product and any intellectual property rights therein to State Street. You hereby waive in favor of State Street any and all artist’s or moral rights (including without limitation, all rights of integrity and attribution) you may have pursuant to any state, federal or foreign laws, rules or regulations in respect of any Work Product and all similar rights thereto. You will not pursue any ownership or other interest in such Work Product, including, without limitation, any intellectual property rights. (b) You will disclose promptly and in writing to the Company or your Employer all Work Product, whether or not patentable or copyrightable. You agree to reasonably cooperate

Information Classification: Company Internal with State Street (i) to transfer to State Street the Work Product and any intellectual property rights therein, (ii) to obtain or perfect such rights, (iii) to execute all papers, at State Street’s expense, that State Street shall deem necessary to apply for and obtain domestic and foreign patents, copyright and other registrations, and (iv) to protect and enforce State Street’s interest in them. (c) These obligations shall continue beyond the period of your Employment with respect to inventions or creations conceived or made by you during the period of your Employment. 3. Non-Solicitation. (a) This Paragraph 3 shall apply to you at any time that you hold the title of Vice President or higher. (b) You agree that, during your Employment and for a period of six (6) months from the date your Employment terminates for any reason you will not, without the prior written consent of the Company or your Employer: (i) solicit, directly or indirectly (other than through a general solicitation of employment not specifically directed to employees of the Company or any of its Subsidiaries), the employment of, hire or employ, recruit, or in any way assist another in soliciting or recruiting the employment of, or otherwise induce the termination of the employment of, any person who then or within the preceding twelve (12) months was an officer of the Company or any of its Subsidiaries (excluding any such officer whose employment was involuntarily terminated); or (ii) engage in the Solicitation of Business from any Client on behalf of any person or entity other than the Company or any of its Subsidiaries. (c) Paragraph 3(b)(i) above shall be deemed to exclude the words “hire or employ” if your work location is in California or New York, and shall be construed and administered accordingly. (i) For purposes of this Paragraph 3, “officer” shall include any person holding a position title of Assistant Vice President or SSGA Principal 4 or higher. Notwithstanding the foregoing, this Paragraph 3 shall be inapplicable following a Change in Control. 4. Notice Period Upon Resignation. (a) This Paragraph 4 shall apply to you at any time that you hold the title of Managing Director or higher (or, any time that you hold the title of Vice President or higher in State Street Global Markets (“SSGM”)). If you are subject to an employment agreement that requires a longer notice period, that employment agreement shall govern. (b) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows: (i) if you are a member of the Management Committee, you will give 180 days’ advance notice; (ii) if you are an Executive Vice President, you will give ninety (90) days’ advance notice;

Information Classification: Company Internal (iii) if you are a Vice President in SSGM, you will give thirty (30) days’ advance notice; and (iv) otherwise, you will give sixty (60) days’ advance notice. (c) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. (d) In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (e) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits, and shall continue to comply with the applicable policies of your Employer, the Company and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or, subject to applicable law, to accrue any paid vacation time. (e) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 4, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, and for the period of restriction under Paragraph 5, if applicable, in addition to any other remedies available under law. (f) If you have sixty (60) or fewer days’ notice remaining in your required Notice Period under this Paragraph 4, your Employer, or the Company, or any of its Subsidiaries may, at any time during the remainder of your Notice Period, release you from your obligations under this Paragraph 4 and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Countries Addendum A. (g) Notwithstanding the foregoing, if you hold the title of Executive Vice President this Paragraph 4 shall not apply in the event you terminate your Employment for Good Reason on or prior to the first anniversary of a Change in Control (each as defined in the Plan). 5. Non-Competition. (a) This Paragraph 5 shall apply to you at any time that you hold the title of Executive Vice President or higher. However, it will not apply to any Employee who resides in or has a primary reporting location in California. (b) During your Employment and for the twelve (12) months following its termination for any reason, you will not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with your Employer, the Company or any of its Subsidiaries in any geographic area in which it or they do business, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries. Specifically, but without limiting the foregoing, you agree not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your Employment and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer, the Company or any of its Subsidiaries for which you have provided services, as conducted or in planning during your

Information Classification: Company Internal Employment. The foregoing, however, shall not prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. 6. Definitions. For the purpose of this Countries Addendum A, the following terms are defined as follows: (a) “Client” means a present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your Employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve (12) months prior to the date your Employment with your Employer ends. (b) “Confidential Information” includes but is not limited to all trade secrets, trade knowledge, systems, software, code, data documentation, files, formulas, processes, programs, training aids, printed materials, methods, books, records, client files, policies and procedures, client and prospect lists, employee data and other information relating to the operations of the Company or any of its Subsidiaries and to its or any of their customers, and any and all discoveries, inventions or improvements thereof made or conceived by you or others for the Company or any of its Subsidiaries whether or not patented or copyrighted, as well as cash and securities account transactions and position records of clients, regardless of whether such information is stamped “confidential.” (c) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (d) “Solicitation of Business” means the attempt through direct or indirect contact by you or by any other Person with your assistance to induce a Client to: (i) transfer the Client’s business from the Company or any of its Subsidiaries to any other person or entity; (ii) cease or curtail the Client’s business with the Company or any of its Subsidiaries; or (iii) divert a business opportunity from the Company or any of its Subsidiaries to any other person or entity, which business or business opportunity concerns or relates to the business with which you were actively connected during your Employment with the Company or any of its Subsidiaries. (e) “Subsidiaries” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries. 7. Post-Employment Cooperation. You agree that, following the termination of your Employment with the Company and its Subsidiaries, you will reasonably cooperate with the Company or the relevant Subsidiary with respect to any matters arising during or related to your Employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award to which this Countries Addendum A is appended or following the termination of your Employment). The Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation.

Information Classification: Company Internal 8. Non-Disparagement. Subject to Paragraph 16, below, you agree that during your Employment and following the termination thereof you shall not make any false, disparaging, or derogatory statements to any media outlet (including Internet-based chat rooms, message boards, any and all social media, and/or web pages), industry groups, financial institutions, or to any current, former or prospective employees, consultants, clients, or customers of the Company or its Subsidiaries regarding the Company, its Subsidiaries or any of their respective directors, officers, employees, agents, or representatives, or about the business affairs or financial condition of the Company or any of its Subsidiaries. 9. Enforcement. You acknowledge and agree that the promises contained in this Countries Addendum A are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their Confidential Information, trade secrets and good will, and are material and integral to the undertakings of the Company under this Award to which this Countries Addendum A is appended. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such promises in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled. You further agree that, the periods of restriction contained in this Countries Addendum A shall be tolled, and shall not run, during any period in which you are in violation of the terms of this Countries Addendum A, so that your Employer, the Company and its Subsidiaries shall have the full protection of the periods agreed to herein. Should the Company determine that any portion of this Award are to be forfeited on account of your breach of the provisions of this Countries Addendum A, any unvested portion of your Award will cease to vest upon such determination. 10. No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Countries Addendum A shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. 11. Relationship to Other Agreements. This Addendum A supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. 12. Interpretation of Business Protections. The agreements made by you in Paragraphs 1, 2, 3, 4 and 5 above shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Countries Addendum A is severable and independently enforceable without reference to the enforcement of any other provision. If any restriction set forth in this Countries Addendum A is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable.

Information Classification: Company Internal 13. Assignment. Except as provided otherwise herein, this Countries Addendum A shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you. 14. Electronic Acceptance. By accepting this Award electronically, you will be deemed to have acknowledged and agreed that you are bound by the terms of this Countries Addendum A, and it shall be deemed to have been accepted by the Company. 15. Notification Requirement. Until forty-five (45) days after the period of restriction under Paragraph 5 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least five (5) business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Countries Addendum A. 16. Certain Limitations. (a) Nothing in this Countries Addendum A prohibits you from reporting possible violations of federal law or regulation to any governmental agency or regulatory authority or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Moreover, nothing in this Countries Addendum A requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any Confidential Information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. You shall not be held criminally or civilly liable under any Federal or State trade secret law if you disclose a Company trade secret (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney, solely for the purposes of reporting or investigating a suspected violation of law; or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. (b) Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third-party, including any governmental or regulatory authority, any information learned in the course of your Employment that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege, attorney work product doctrine, the bank examiner’s privilege, and/or privileges applicable to information covered by the Bank Secrecy Act (31 U.S.C. §§ 5311-5330), including information that would reveal the existence or contemplated filing of a suspicious activity report. Your Employer, the Company and its Subsidiaries do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information. * * * * * * * Entire Agreement. The Plan and the Agreement constitute the complete understanding and agreement between the parties to the Agreement with respect to this Award, and supersedes and cancels any previous oral or written discussions, agreements or representations regarding this Award.

Information Classification: Company Internal B. AUSTRALIA ______________________________________________________________________ 1. Tax Deferral. This Award is intended to be subject to tax deferral under Subdivision 83A-C of the Income Tax Assessment Act 1997 (subject to the conditions and requirements thereunder). 2. Attached Offer Document. The terms of your Award incorporate the rules of the Plan, the Agreement, this Countries Addendum and the provisions of the attached Offer Document. The Offer Document is hereby incorporated into, and forms an integral and material part of, the Agreement and this Countries Addendum. By accepting your Award, you will be bound by the rules of the Plan, the Agreement, this Countries Addendum and the attached Offer Document. 3. EVP Notice and Non-Compete. In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below at any time that you hold the title of Executive Vice President or higher (and, where specified, following the termination of your Employment where you held the title of Executive Vice President or higher immediately prior to such termination), without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including the time you separate from service with your Employer, the Company and its Subsidiaries. It is a condition of this Award that, if you fail to comply with the terms and conditions below, then the Company may in its absolute discretion determine that any or all of the amounts remaining to be paid under this Award should be forfeited. All terms used herein shall have the meaning given to them in the Plan or the Award, except as otherwise expressly provided herein. (a) Notice Period Upon Resignation. (i) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows— (1) If you are a member of the State Street Corporation Management Committee, you will give 180 days’ advance notice in writing; and (2) If you are an Executive Vice President, you will give 90 days’ advance notice in writing. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your Employment (whether such obligation is contained in your contract of Employment or any other agreement to which you are a party). ii) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist

Information Classification: Company Internal with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (iii) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. iii) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph (a) by giving immediate effect to your resignation and making a payment of basic salary in lieu of any remaining portion of the Notice Period; provided that such action shall not affect your other obligations under this Addendum. b) Non-Competition. i) This Paragraph (b) shall apply to you at any time that you hold the title of Executive Vice President or higher and following the termination of your Employment where you held the title of Executive Vice President or higher immediately prior to such termination. ii) During your Employment and for the 12 months following its termination for any reason, you will not within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, employee, co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person: (1) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Employer or any Relevant Group Company with which you were materially engaged or involved or for which you were responsible during the Relevant Period; (2) compete with your Employer or any Relevant Group Company, or undertake any planning for any business competitive with the business of your Employer or any Relevant Group Company; (3) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, or any Relevant Group Company as conducted or under consideration during the Relevant Period and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer or any Relevant Group Company, as conducted or in planning during the Relevant Period. iii) The period of 12 months referred to in Paragraph 3(b)(ii) above will be reduced by one day for every day during which, at the Employer’s direction, you are on a complete leave of absence pursuant to Paragraph 3(a)(ii) above. iv) Nothing in this Paragraph (b) shall prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. c) Definitions. For the purpose of this Clause 3, the following terms are defined as

Information Classification: Company Internal follows: i) “Client” means a current or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the Relevant Period. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve months prior to the date your Employment with your Employer ends. ii) “Products or Services” means any products or services which are the same as, of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by your Employer or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. iii) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, an estate, a trust and any other entity or organization (whether conducted on its own or as part of a wider entity), other than your Employer, the Company or any of its Subsidiaries. iv) “Relevant Group Company” means the Company and/or any Subsidiaries for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period. v) “Relevant Period” means the period of 24 months immediately before the date of termination of your Employment, or (where such provision is applied) the date of commencement of any period of complete leave of absence pursuant to Paragraph 3(a)(ii). vi) “Restricted Territory” means any area or territory: (1) in which you worked during the Relevant Period; and/or (2) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. vii) “Subsidiaries” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries. d) Post-Employment Cooperation. You agree that, following the termination of your Employment with the Company and its Subsidiaries, you will reasonably cooperate with the Company or the relevant Subsidiary with respect to any matters arising during or related to your Employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award to which this Addendum is appended or following the termination of your Employment). The Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation. e) Enforcement. You acknowledge and agree that the promises contained in this Clause 3 are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their confidential information, trade secrets and goodwill, and are material and integral to the undertakings of the Company under this Award to which this Addendum is appended. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such provisions in accordance with

Information Classification: Company Internal their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled, including the immediate forfeiture of any as-yet unvested portion of the Award. f) No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Addendum shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. g) Relationship to Other Agreements. This Addendum supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. h) Interpretation of Business Protections. The agreements made by you in Paragraphs 3(a) and 3(b) above shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Addendum is severable and independently enforceable without reference to the enforcement of any other provision. Consistent with the Restraint of Trade Act 1976 (NSW), if any restriction set forth in this Clause 3 is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. i) Assignment. Except as provided otherwise herein, this Addendum shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you. j) Electronic Acceptance. By accepting this Award electronically, you will be deemed to have acknowledged and agreed that you are bound by the terms of this Addendum, and it shall be deemed to have been accepted by the Company. k) Notification Requirement. During the period of restriction under Paragraph 3(b) above and for a further 45 days after that period of restriction has expired, you shall give notice to the Company of each new business activity you plan to undertake, at least 5 business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Addendum. l) Certain Limitations

Information Classification: Company Internal i) Nothing in this Addendum prohibits you from reporting possible violations of United States federal law or regulation to any governmental agency or regulatory authority or from making other disclosures that are protected under the whistleblower provisions of United States federal law or regulation. Moreover, nothing in this Addendum requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any confidential information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. ii) Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third-party, including any governmental or regulatory authority, any information learned in the course of your Employment that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege, attorney work product doctrine, the bank examiner’s privilege, and/or privileges applicable to information covered by the Bank Secrecy Act (31 U.S.C. §§ 5311-5330), including information that would reveal the existence or contemplated filing of a suspicious activity report. Your Employer, the Company and its Subsidiaries do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information. C. CANADA ______________________________________________________________________ 1. Use of English Language. The following provision will apply if you are a resident of Quebec: You acknowledge and agree that it is your express wish that the Agreement, as well as all documents, notices and legal proceedings entered into, given or instituted pursuant hereto or relating directly or indirectly hereto, be drawn up in English. In French: Vous reconnaissez et consentez que c’est votre souhait exprès qui cet accord, de même que tous documents, toutes notifications et tous procédés légaux est entré dans, donné ou instituté conformément ci-annexé ou relatant directement ou indirectement ci-annexé, est formulé dans l’anglais. Une version française de cet Accord peut être consultée sur l’intranet. D. FRANCE ______________________________________________________________________ 1. French Language Version. You may obtain a copy the Agreement in French on the Fidelity Website.

Information Classification: Company Internal In French: Une version française de cet Accord peut être consultée sur l’intranet. E. HONG KONG ______________________________________________________________________ 1. IMPORTANT NOTICE. WARNING: The contents of the Agreement, this Countries Addendum, the Plan, and all other materials pertaining to this Award and/or the Plan have not been reviewed by any regulatory authority in Hong Kong. You are hereby advised to exercise caution in relation to the offer thereunder. If you have any doubts about any of the contents of the aforesaid materials, you should obtain independent professional advice. 2. Nature of the Plan. The Company specifically intends that the Plan will not be treated as an occupational retirement scheme for purposes of the Occupational Retirement Schemes Ordinance (“ORSO”). To the extent any court, tribunal or legal/regulatory body in Hong Kong determines that the Plan constitutes an occupational retirement scheme for the purposes of ORSO, the grant of Awards shall be null and void. 3. Award Benefits Are Not Wages. This Award does not form part of your wages for purposes of calculating any statutory or contractual payments under Hong Kong Law. 4. EVP Notice and Non-Compete. In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below at any time that you hold the title of Executive Vice President or higher, without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including the time you separate from service with your Employer, the Company and its Subsidiaries. It is a condition of this Award that, if you fail to comply with the terms and conditions below, then the Company may in its absolute discretion determine that any or all of the amounts remaining to be paid under this Award should be forfeited. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided herein. (a) Notice Period Upon Resignation. (i) In order to permit your Employer, the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows— (1) If you are a member of the State Street Corporation Management Committee, you will give 180 days’ advance notice; and (2) If you are an Executive Vice President, you will give 90 days’ advance notice. (3) For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of

Information Classification: Company Internal notice of termination of your Employment (whether such obligation is contained in your contract of Employment or any other agreement to which you are a party). (ii) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (iii) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. (iii) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Section 4 by giving immediate effect to your resignation and making a payment in lieu of any notice due; provided that such action shall not affect your other obligation under this Countries Addendum. (b) Non-Competition. (i) This Paragraph (b) shall apply to you at any time that you hold the title of Executive Vice President or higher. (ii) During your Employment and for the 6 months following its termination for any reason, you will not within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, employee, co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person: (1) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Employer or any Relevant Group Company with which you were materially engaged or involved or for which you were responsible during the Relevant Period; (2) compete with your Employer or any Relevant Group Company, or undertake any planning for any business competitive with the business of your Employer or any Relevant Group Company; (3) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, or any Relevant Group Company as conducted or under consideration during the Relevant Period and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer or any Relevant Group Company, as conducted or in planning during the Relevant Period. (iii) The period of 6 months referred to in Paragraph (b)(ii) above will be reduced by one day for every day during which, at the Employer’s direction, you are on a complete leave of absence pursuant to Paragraph (ii) above.

Information Classification: Company Internal (iv) Nothing in this Paragraph (b)(iv) shall prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. (c) Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (i) “Client” means a present or former customer or client of your Employer, the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the Relevant Period. A former customer or client means a customer or client for which your Employer, the Company or any of its Subsidiaries stopped providing all services within twelve months prior to the date your Employment with your Employer ends. (ii) “Products or Services” means any products or services which are the same as, of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by your Employer or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. (iii) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization (whether conducted on its own or as part of a wider entity), other than your Employer, the Company or any of its Subsidiaries. (iv) “Relevant Group Company” means the Company and/or any Subsidiaries for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period. (v) “Relevant Period” means the period of 24 months immediately before the date of termination of your Employment, or (where such provision is applied) the date of commencement of any period of complete leave of absence pursuant to Paragraph 4(a)(ii). (vi) “Restricted Territory” means any area or territory: (1) in which you worked during the Relevant Period; and/or (2) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. (vii) “Subsidiaries” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries. (d) Post-Employment Cooperation. You agree that, following the termination of your Employment with your Employer, you will reasonably cooperate with your Employer, the Company or the relevant Subsidiary with respect to any matters arising during or related to your Employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award to which this Countries Addendum is appended or following the termination of your Employment). Your Employer, the Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation. (e) Enforcement. You acknowledge and agree that the promises contained in this Countries Addendum are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their confidential information, trade secrets and good will, and are material and integral to the

Information Classification: Company Internal undertakings of the Company under this Award to which this Countries Addendum is appended. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such provisions in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled, including the immediate forfeiture of any as-yet unvested portion of this Award. You further agree that, the periods of restriction contained in this Countries Addendum shall be tolled, and shall not run, during any period in which you are in violation of the terms of this Countries Addendum, so that your Employer, the Company and its Subsidiaries shall have the full protection of the periods agreed to herein. (f) No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Countries Addendum shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. (g) Relationship to Other Agreements. This Addendum supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. (h) Interpretation of Business Protections. The agreements made by you in Paragraphs 4(a) and 4(b) above shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Countries Addendum is severable and independently enforceable without reference to the enforcement of any other provision. If any restriction set forth in this Countries Addendum is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. (i) Assignment. Except as provided otherwise herein, this Countries Addendum shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you. (j) Electronic Acceptance. By accepting this Award electronically, you will be deemed to have acknowledged and agreed that you are bound by the terms of this Countries Addendum, and it shall be deemed to have been accepted by your Employer and the Company. (k) Notification Requirement. Until 45 days after the period of restriction under Paragraph (b) expires, you shall give notice to your Employer of each new business activity you plan to undertake, at least 5 business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall

Information Classification: Company Internal provide your Employer with such other pertinent information concerning such business activity as your Employer or the Company may reasonably request in order to determine your continued compliance with your obligations under this Countries Addendum. (l) Certain Limitations (i) Nothing this Countries Addendum prohibits you from reporting possible violations of federal law or regulation to any governmental agency or regulatory authority or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Moreover, nothing in this Countries Addendum requires you to notify your Employer or the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any confidential information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. (ii) Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third-party, including any governmental or regulatory authority, any information learned in the course of your Employment that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege, attorney work product doctrine, the bank examiner’s privilege, and/or privileges applicable to information covered by the Bank Secrecy Act (31 U.S.C. §§ 5311-5330), including information that would reveal the existence or contemplated filing of a suspicious activity report. Your Employer, the Company and its Subsidiaries do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information. F. IRELAND ______________________________________________________________________ In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below at any time that you hold the title of Executive Vice President or higher, without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including the time you separate from service with your Employer, the Company and its Subsidiaries. Your failure to comply with the terms and conditions below may result in the sole determination of the Company in the forfeiture of any or all of the amounts remaining to be paid under this Award. All terms and defined terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided herein. 1. Notice Period Upon Resignation. (a) In order to permit your Employer, the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows— (i) If you are a member of the State Street Corporation Management Committee, you will give 180 days’ advance written notice; and

Information Classification: Company Internal (ii) If you are an Executive Vice President, you will give 90 days’ advance written notice. (iii) For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your Employment (whether such obligation is contained in your contract of Employment or any other agreement to which you are a party). (b) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence otherwise known as “garden leave” and relieve you of some or all of your duties and responsibilities and to cease attending your place of work and/or to cease contact with the Employer’s employees and customers. During any period of garden leave, you will remain subject to the provisions of this agreement and to your obligation of fidelity to your Employer, the Company and its Subsidiaries. Except as provided otherwise in Paragraph (d) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or, subject to applicable law, to accrue any paid vacation time. (c) You agree that should you fail to provide advance written notice of your resignation as required in this Paragraph 1, your Employer, the Company or any of its Subsidiaries shall be entitled to seek injunctive relief restricting you from employment for a period equal to the period for which notice of resignation was required but not provided, in addition to any other remedies available under law. (d) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph 1, and give immediate effect to your resignation and make a payment of basic salary in lieu of any notice due; provided that such action shall not affect your other obligation under this Countries Addendum. 2. Non-Competition. (a) This Paragraph 2 shall apply to you at any time that you hold the title of Executive Vice President or higher with the Employer and/or the Company or its Subsidiaries. (b) During your Employment and for the six months (such period to be reduced by the duration of the Notice Period as defined in Paragraph 1 above) following its termination for any reason, you will not, directly or indirectly, whether as owner, partner, investor, consultant, agent, employee, co-venturer or otherwise, compete with your Employer, the Company or any of its Subsidiaries within the island of Ireland or the United Kingdom, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries. Specifically, but without limiting the foregoing, you agree not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your Employment and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer, the Company or any of its Subsidiaries for which you have provided services, as conducted or in planning during your Employment. The

Information Classification: Company Internal foregoing, however, shall not prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. 3. Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your Employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve months prior to the date your Employment with your Employer ends. (b) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (c) “Subsidiaries” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries and has the meaning assigned to such by section 7 of the Companies Act 2014. 4. Post-Employment Cooperation. You agree that, following the termination of your Employment with the Company and its Subsidiaries, you will make yourself available and reasonably cooperate with the Company or the relevant Subsidiary or their advisers with respect to any matters arising during or related to your Employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award to which this Countries Addendum is appended or following the termination of your Employment). The Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation provided that such expenses are approved in advance by the Company or Employer. 5. Enforcement. You acknowledge and agree that the promises contained in this Countries Addendum are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their Confidential Information, trade secrets and good will, and are material and integral to the undertakings of the Company under this Award to which this Countries Addendum is appended. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such provisions in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s/legal fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled, including the immediate forfeiture of any as-yet unvested portion of the Award. You further agree that, the periods of restriction contained in this Countries Addendum shall be tolled, and shall not run, during any period in which you are in violation of the terms of this Countries Addendum, so that your Employer, the Company and its Subsidiaries shall have the full protection of the periods agreed to herein. 6. No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Countries Addendum shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your

Information Classification: Company Internal Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. 7. Relationship to Other Agreements. This Addendum supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. 8. Interpretation of Business Protections. The agreements made by you in Paragraphs 1 and 2 above shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Countries Addendum is severable and independently enforceable without reference to the enforcement of any other provision. If any restriction set forth in this Countries Addendum is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. 9. Assignment. Except as provided otherwise herein, this Countries Addendum shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you. 10. Electronic Acceptance. By accepting this Award electronically, you will be deemed to have acknowledged and agreed that you are bound by the terms of this Countries Addendum, and it shall be deemed to have been accepted by the Company. 11. Notification Requirement. Until 45 days after the period of restriction under Paragraph 2 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least 5 business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Countries Addendum. 12. Certain Limitations. Nothing in this Countries Addendum prohibits you from reporting possible violations of law or regulation to any governmental agency or regulatory authority or from making other relevant disclosures that are protected under the whistleblower provisions of federal law or regulation. Moreover, nothing in this Countries Addendum requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any confidential information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same G. LUXEMBOURG

Information Classification: Company Internal ______________________________________________________________________ In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below at any time that you hold the title of Executive Vice President or higher, without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including the time you separate from service with your Employer, the Company and its Subsidiaries. Your failure to comply with the terms and conditions below may result in the sole determination of the Company in the forfeiture of any or all of the amounts remaining to be paid under this Award. All terms used herein shall have the meaning given to them in the Plan or this Award, except as otherwise expressly provided herein. 1. Notice Period Upon Resignation. (a) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you are required to give your Employer advance notice of your resignation as per the legal provisions. (b) During the Notice Period, you will cooperate with your employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in Paragraph (d) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period. (c) You agree that should you fail to provide advance notice of your resignation as required in this Paragraph 1, your Employer, the Company or any of its Subsidiaries shall be entitled to a compensatory payment in addition to any other remedies available under law. (d) At any time during the Notice Period and upon your request formulated in writing, the Company or your Employer may release you from your obligations under this Section 1, and give immediate effect to your resignation; provided that such action shall not affect your other obligations under this Countries Addendum. 2. Non-Competition. (a) This Paragraph 2 shall apply to you at any time that you hold the title of Executive Vice President or higher. (b) During your Employment you will not, directly or indirectly, whether as owner, partner, investor, consultant, agent, co-venturer or otherwise, compete with your Employer, the Company or any of its Subsidiaries in any geographic area in which it or they do business, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries. Specifically, but without limiting the foregoing, you agree not to engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your Employment and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer, the Company or any of its Subsidiaries for which you have provided services, as conducted or in planning during your

Information Classification: Company Internal Employment. The foregoing, however, shall not prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. (c) For the 12 months after you leave the company, whatever the reason, you will not, directly or indirectly, as a self-employed person whether as owner, co-venturer or otherwise, compete with your Employer, the Company or any of its Subsidiaries in any geographic area in which it or they do business, or undertake any planning for any business competitive with the business of your Employer, the Company or any of its Subsidiaries, this area being in any case limited to the Grand-Duchy of Luxembourg. Specifically, but without limiting the foregoing, you agree not to engage in any manner as a self-employed person in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, the Company or any of its Subsidiaries as conducted or under consideration at any time during your Employment. The foregoing, however, shall not prevent your passive ownership of two percent (2%) or less of the equity securities of any publicly traded company. 3. Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (a) “Client” means a present or former customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during your Employment with the Company or any of its Subsidiaries. A former customer or client means a customer or client for which the Company or any of its Subsidiaries stopped providing all services within twelve months prior to the date your Employment with your Employer ends. (b) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, an estate, a trust and any other entity or organization, other than your Employer, the Company or any of its Subsidiaries. (c) “Subsidiaries” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries. 4. Post-Employment Cooperation. You agree that, following the termination of your Employment with the Company and its Subsidiaries, you will reasonably cooperate with the Company or the relevant Subsidiary with respect to any matters arising during or related to your Employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award to which this Countries Addendum is appended or following the termination of your Employment). The Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation. 5. Enforcement. You acknowledge and agree that the promises contained in this Countries Addendum are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their confidential information, trade secrets and good will, and are material and integral to the undertakings of the Company under this Award to which this Countries Addendum is appended. You further agree that one or more of your Employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such provisions in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not

Information Classification: Company Internal in lieu of, any other relief or remedy at law to which it or they may be entitled, including the immediate forfeiture of any as-yet unvested portion of the Award. 6. No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Countries Addendum shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. 7. Relationship to Other Agreements. This Addendum supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. 8. Interpretation of Business Protections. The agreements made by you in Paragraphs 1 and 2 above shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Countries Addendum is severable and independently enforceable without reference to the enforcement of any other provision. If any restriction set forth in this Countries Addendum is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. 9. Assignment. Except as provided otherwise herein, this Countries Addendum shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you. 10. Electronic Acceptance. By accepting this Award electronically, you will be deemed to have acknowledged and agreed that you are bound by the terms of this Countries Addendum, and it shall be deemed to have been accepted by the Company. 11. Notification Requirement. Until 45 days after the period of restriction under Paragraph 2 expires, you shall give notice to the Company of each new business activity you plan to undertake, at least 5 business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Countries Addendum. 12. Certain Limitations (a) Nothing this Countries Addendum prohibits you from reporting possible violations of federal law or regulation to any governmental agency or regulatory authority or from making other disclosures that are protected under the whistleblower provisions of federal law or regulation. Moreover, nothing in this Countries Addendum requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any confidential

Information Classification: Company Internal information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. (b) Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third-party, including any governmental or regulatory authority, any information learned in the course of your Employment that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege, attorney work product doctrine, and/or privileges applicable to information covered by the bank secrecy (Article 41 of the Law on the financial sector dated April 5, 1993, as amended), including information that would reveal the existence or contemplated filing of a suspicious activity report. Your Employer, the Company and its Subsidiaries do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information. H. NETHERLANDS ______________________________________________________________________ 1. Waiver of Termination Rights. As a condition to the grant of this Award, you hereby waive any and all rights to compensation or damages as a result of the termination of Employment with the Company and the Subsidiary that employs you in the Netherlands for any reason whatsoever, insofar as those rights result or may result from (a) the loss or diminution in value of such rights or entitlements under the Plan, or (b) your ceasing to have rights under, or ceasing to be entitled to any awards under the Plan as a result of such termination. I. SOUTH KOREA ______________________________________________________________________ 1. Consent to Collection/Processing/Transfer of Personal Data. The following provision shall replace Section 12 of the Agreement in its entirety: Pursuant to applicable personal data protection laws, the Company hereby notifies you of the following in relation to your personal data and the collection, use, processing and transfer of such data in relation to the Company’s grant of the Award and your participation in the Plan. The collection, use, processing and transfer of your personal data is necessary for the Company’s administration of the Plan and your participation in the Plan, and although you have the right to deny or object to the collection, use, processing and transfer of personal data, your denial and/or objection to the collection, processing and transfer of personal data may affect your participation in the Plan. As such, you voluntarily acknowledge and consent (where required under applicable law) to the collection, use, processing and transfer of personal data as described herein. The Company shall retain and use your personal data until the purpose of this collection and use of your personal data is accomplished and shall promptly destroy your personal data thereafter. The Company holds certain personal information about you, including your name, home address, e-mail address, telephone number, date of birth, social security number (resident registration number), passport number, or other employee identification number, salary, nationality, job title, any shares of common stock or directorships held in the Company, details

Information Classification: Company Internal of all awards or any other entitlement to shares of common stock awarded, canceled, purchased, vested, unvested or outstanding in your favor, for the purpose of managing and administering the Plan (“Data”). The Data may be provided by you or collected, where lawful, from third parties, and the Company will process the Data for the exclusive purpose of implementing, administering and managing your participation in the Plan. The Data processing will take place through electronic and non-electronic means according to logics and procedures strictly correlated to the purposes for which Data are collected and with confidentiality and security provisions as set forth by applicable laws and regulations in your country of residence (and country of Employment, if different). Data processing operations will be performed minimizing the use of personal and identification data when such operations are unnecessary for the processing purposes sought. Data will be accessible within the Company’s organization only by those persons requiring access for purposes of the implementation, administration and operation of the Plan and for your participation in the Plan. The Company will transfer Data internally as necessary for the purpose of implementation, administration and management of your participation in the Plan, and the Company may further transfer Data to the Award Administrator (currently Fidelity Plan Services) and any other third parties assisting the Company in the implementation, administration and management of the Plan. The third party recipients of Data may be any affiliates of the Company and / or the Award Administrator or any successor or any other third party that the Company or Award Administrator (or its successor) may engage to assist with the implementation, administration and management of the Plan from time to time. These recipients may be located in the European Economic Area, or elsewhere throughout the world, such as the United States. You hereby authorize (where required under applicable law) them to receive, possess, use, retain and transfer the Data, in electronic or other form, for purposes of implementing, administering and managing your participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan. Such third parties to which the Company will transfer your personal data shall retain and use your personal data until the purpose of the collection and use of your personal data is accomplished and shall promptly destroy your personal data thereafter. The Company and any third party recipient of the Data will use, process and store the Data only to the extent they are necessary for the purposes described above. You may, at any time, exercise your rights provided under applicable personal data protection laws, which may include the right to (a) obtain confirmation as to the existence of the Data, (b) verify the content, origin and accuracy of the Data, (c) request the integration, update, amendment, deletion, or blockage (for breach of applicable laws) of the Data, (d) to oppose, for legal reasons, the collection, processing or transfer of the Data which is not necessary or required for the implementation, administration and/or operation of the Plan and your participation in the Plan, and (e) withdraw your consent to the collection, processing or transfer of Data as provided hereunder (in which case, your Award will be null and void). You may seek to exercise these rights by contacting your local Human Resources manager or the Award Administrator. BY ELECTRONICALLY ACCEPTING THE AGREEMENT AND THIS COUNTRIES ADDENDUM: 1) I AGREE TO THE COLLECTION, USE, PROCESSING AND TRANSFER OF MY PERSONAL DATA.

Information Classification: Company Internal 2) I AGREE TO THE PROCESSING OF MY UNIQUE IDENTIFYING INFORMATION (RESIDENT REGISTRATION NUMBER). 3) I AGREE TO THE PROVISION OF MY PERSONAL DATA TO A THIRD PARTY AND TRANSFER OF MY PERSONAL DATA OVERSEAS. J. UNITED KINGDOM ______________________________________________________________________ 1. Income Tax and Social Insurance Contribution Withholding. Without limitation to Section 6 of the Agreement, you hereby agree that you are liable for all Tax-Related Items and hereby consent to pay all such Tax-Related Items, as and when requested by the Company and or your Employer (if different) or by HM Revenue & Customs (“HMRC”) (or any other tax authority or any other relevant authority). You also hereby agree to indemnify and keep indemnified the Company and your Employer (if different) against any Tax-Related Items that they are required to pay or withhold on your behalf or have paid or will pay to HMRC (or any other tax authority or any other relevant authority). 2. Exclusion of Claim. You acknowledge and agree that you will have no entitlement to compensation or damages insofar as such entitlement arises or may arise from your ceasing to have rights under or to be entitled to the Award, whether or not as a result of such termination, (whether such termination is in breach of contract or otherwise), or from the loss or diminution in value of the Award. Upon the grant of your Award, you shall be deemed irrevocably to have waived any such entitlement. 3. EVP Notice and Non-Compete. In consideration of your receipt of this Award, you expressly agree to comply with the terms and conditions below at any time that you hold the title of Executive Vice President or higher (and, where specified, following termination of your Employment where you held the title of Executive Vice President or higher immediately prior to such termination), without regard to whether or not any amount has been forfeited, paid, delivered or repaid, under this Award at any time, including the time you separate from service with your Employer, the Company and its Subsidiaries. It is a condition of this Award that, if you fail to comply with the terms and conditions below, then the Company may in its absolute discretion determine that any or all of the amounts remaining to be paid under this Award should be forfeited. All terms used herein shall have the meaning given to them in the Plan or the Award, except as otherwise expressly provided herein. (a) Notice Period Upon Resignation. (i) In order to permit the Company and its Subsidiaries to safeguard their business interests and goodwill in the event of your resignation from Employment for any reason, you agree to give your Employer advance notice of your resignation. The duration of the advance notice you provide (the “Notice Period”) will be determined by your title at the time you deliver such notice, as follows— (1) If you are a member of the State Street Corporation Management Committee, you will give 180 days’ advance notice; and

Information Classification: Company Internal (2) If you are an Executive Vice President, you will give 90 days’ advance notice. For the avoidance of doubt, the Notice Periods set out above shall be subject always to any contractual obligation you have to give a longer period of notice of termination of your Employment (whether such obligation is contained in your contract of Employment or any other agreement to which you are a party). (ii) During the Notice Period, you will cooperate with your Employer, as well as the Company and its Subsidiaries, and provide them with any requested information to assist with transitioning your duties, accomplishing its or their business, and/or preserving its or their client relationships. In its sole discretion, during the Notice Period, your Employer or the Company may place you on a partial or complete leave of absence and relieve you of some or all of your duties and responsibilities. Except as provided otherwise in (iii) below, at all times during the Notice Period you shall continue to be an employee of your Employer, shall continue to receive your regular salary and benefits and you will continue to comply with the applicable policies of your Employer, the Company, and its Subsidiaries. However, you will not be eligible for any incentive compensation awards made on or after the first day of the Notice Period or to accrue any vacation save as required by statute. (iii) In its sole discretion, at any time during the Notice Period, the Company or your Employer may release you from your obligations under this Paragraph (a) by giving immediate effect to your resignation and making a payment of basic salary in lieu of any notice due; provided that such action shall not affect your other obligations under this Countries Addendum. (b) Non-Competition. (i) This Paragraph (b) shall apply to you at any time that you hold the title of Executive Vice President or higher and following the termination of your Employment where you held the title of Executive Vice President or higher immediately prior to such termination. (ii) During your Employment and for the 12 months following its termination for any reason, you will not within the Restricted Territory, directly or indirectly, whether as owner, director, partner, investor, consultant, agent, employee, co-venturer or otherwise and whether alone or in conjunction with or on behalf of any other person: (1) become engaged, employed, concerned or interested in or provide technical, commercial or professional advice to, any Person which supplies or provides (or intends to supply or provide) Products or Services in competition with such parts of the business of the Employer or any Relevant Group Company with which you were materially engaged or involved or for which you were responsible during the Relevant Period; (2) compete with your Employer or any Relevant Group Company, or undertake any planning for any business competitive with the business of your Employer or any Relevant Group Company; (3) engage in any manner in any activity that is directly or indirectly competitive or potentially competitive with the business of your Employer, or any Relevant Group Company as conducted or under consideration during the Relevant Period and further agree not to work or provide services, in any capacity, whether as an employee, independent contractor or otherwise, whether

Information Classification: Company Internal with or without compensation, to any Person who is engaged in any business that is competitive with the business of your Employer or any Relevant Group Company, as conducted or in planning during the Relevant Period. (iii) The period of 12 months referred to in Paragraph (b)(ii) above will be reduced by one day for every day during which, at the Employer’s direction, you are on a complete leave of absence pursuant to Paragraph 3(a)(ii) above. (iv) Nothing in this Paragraph (b) shall prevent your ownership for investment purposes only of shares or other securities of two percent (2%) or less of the total issued capital of any company whether or not its securities are publicly traded. (c) Definitions. For the purpose of this Countries Addendum, the following terms are defined as follows: (i) “Client” means a customer or client of the Company or any of its Subsidiaries with whom you have had, or with whom persons you have supervised have had, substantive and recurring personal contact during the Relevant Period. (ii) “Products or Services” means any products or services which are of the same kind as, of a materially similar kind to, or competitive with, any products or services supplied or provided by your Employer or Relevant Group Company and with which you were materially concerned or connected within the Relevant Period. (iii) “Person” means an individual, a corporation, a limited liability company, an association, a partnership, a limited liability partnership, an estate, a trust and any other entity or organization (whether conducted on its own or as part of a wider entity), other than your Employer, the Company or any of its Subsidiaries. (iv) “Relevant Group Company” means the Company and/or any Subsidiaries for which you have performed services or in respect of which you have had operational or managerial responsibility at any time during the Relevant Period. (v) “Relevant Period” means the period of 24 months immediately before the date of termination of your Employment, or (where such provision is applied) the date of commencement of any period of complete leave of absence pursuant to Paragraph 3(a)(ii). (vi) “Restricted Territory” means any area or territory: (1) in which you worked during the Relevant Period; and/or (2) in relation to which you were responsible for, or materially involved in, the supply of Products or Services in the Relevant Period. (vii) “Subsidiaries” means any entity controlling, controlled by or under common control with the Company, including direct and indirect subsidiaries. (d) Post-Employment Cooperation. You agree that, following the termination of your Employment with the Company and its Subsidiaries, you will reasonably cooperate with the Company or the relevant Subsidiary with respect to any matters arising during or related to your Employment, including but not limited to reasonable cooperation in connection with any litigation, governmental investigation, or regulatory or other proceeding (even if such litigation, governmental investigation, or regulatory or other proceeding arises following the date of this Award to which this Countries Addendum is appended or following the termination of your Employment). The Company or any of its Subsidiaries shall reimburse you for any reasonable out-of-pocket and properly documented expenses you incur in connection with such cooperation.

Information Classification: Company Internal (e) Enforcement. You acknowledge and agree that the promises contained in this Countries Addendum are necessary to the protection of the legitimate business interests of your Employer, the Company and its Subsidiaries, including without limitation its and their confidential information, trade secrets and goodwill, and are material and integral to the undertakings of the Company under this Award to which this Countries Addendum is appended. You further agree that one or more of your employer, the Company and its Subsidiaries will be irreparably harmed in the event you do not perform such provisions in accordance with their specific terms or otherwise breach the promises made herein. Accordingly, your Employer, the Company and any of its Subsidiaries shall each be entitled to preliminary or permanent injunctive or other equitable relief or remedy without the need to post bond, and to recover its or their reasonable attorney’s fees and costs incurred in securing such relief, in addition to, and not in lieu of, any other relief or remedy at law to which it or they may be entitled, including the immediate forfeiture of any as-yet unvested portion of the Award. You further agree that, the periods of restriction contained in this Countries Addendum shall be tolled, and shall not run, during any period in which you are in violation of the terms of this Countries Addendum, so that your Employer, the Company and its Subsidiaries shall have the full protection of the periods agreed to herein. (f) No Waiver. No delay by your Employer, the Company or any of its Subsidiaries in exercising any right under this Countries Addendum shall operate as a waiver of that right or of any other right. Any waiver or consent as to any of the provisions herein provided by your Employer, the Company or any of its Subsidiaries must be in writing, is effective only in that instance, and may not be construed as a broader waiver of rights or as a bar to enforcement of the provision(s) at issue on any other occasion. (g) Relationship to Other Agreements. This Addendum supplements and does not limit, amend or replace any other obligations you may have under applicable law or any other agreement or understanding you may have with your Employer, the Company or any of its Subsidiaries or pursuant to the applicable policies of any of them, whether such additional obligations have been agreed to in the past, or are agreed to in the future. (h) Interpretation of Business Protections. The agreements made by you in Paragraphs (a) and (b) above shall be construed and interpreted in any judicial or other adjudicatory proceeding to permit their enforcement to the maximum extent permitted by law, and each of the provisions to this Countries Addendum is severable and independently enforceable without reference to the enforcement of any other provision. If any restriction set forth in this Countries Addendum is found by any court of competent jurisdiction to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it shall be interpreted to extend only over the maximum period of time, range of activities or geographic area as to which it may be enforceable. (i) Assignment. Except as provided otherwise herein, this Countries Addendum shall be binding upon and inure to the benefit of both parties and their respective successors and assigns, including any person or entity which acquires the Company or its assets or business; provided, however, that your obligations are personal and may not be assigned by you. (j) Electronic Acceptance. By accepting this Award electronically, you will be deemed to have acknowledged and agreed that you are bound by the terms of this Countries Addendum, and it shall be deemed to have been accepted by the Company. (k) Notification Requirement. Until 45 days after the period of restriction under this Paragraph 3 (b) expires, you shall give notice to the Company of each new business activity you

Information Classification: Company Internal plan to undertake, at least 5 business days prior to beginning any such activity. Such notice shall state the name and address of the Person for whom such activity is undertaken and the nature of your business relationship(s) and position(s) with such Person. You shall provide the Company with such other pertinent information concerning such business activity as the Company may reasonably request in order to determine your continued compliance with your obligations under this Countries Addendum. (l) Certain Limitations (i) Nothing this Countries Addendum prohibits you from reporting possible violations of law or regulation to any governmental agency or regulatory authority or from making other disclosures that are protected under the whistleblower provisions of law or regulation. Moreover, nothing in this Countries Addendum requires you to notify the Company that you have made any such report or disclosure. However, in connection with any such activity, you acknowledge you must take reasonable precautions to ensure that any confidential information that is disclosed to such authority is not made generally available to the public, including by informing such authority of the confidentiality of the same. (ii) Despite the foregoing, you also acknowledge that you are not permitted to disclose to any third-party, including any governmental or regulatory authority, any information learned in the course of your Employment that is protected from disclosure by any applicable privilege, including but not limited to the attorney-client privilege, attorney work product doctrine, the bank examiner’s privilege, and/or privileges applicable to information covered by the Bank Secrecy Act (31 U.S.C. §§ 5311-5330), including information that would reveal the existence or contemplated filing of a suspicious activity report. Your Employer, the Company and its Subsidiaries do not waive any applicable privileges or the right to continue to protect its and their privileged attorney-client information, attorney work product, and other privileged information. * * * * *